ITEM 77: ATTACHMENTS

SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Comcast Corporation
Date of Purchase: 7/12/2016
Amount of Purchase: $279,722.80
Purchase price: $99.901
Purchased from: Citigroup Global Markets Inc
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Comcast Corporation
Date of Purchase: 7/12/2016
Amount of Purchase: $309,628.00
Purchase price: $99.880
Purchased from: Citigroup Global Markets Inc
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Comcast Corporation
Date of Purchase: 7/12/2016
Amount of Purchase: $690,225.35
Purchase price: $99.313
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Comcast Corporation
Date of Purchase: 7/12/2016
Amount of Purchase: $619,537.50
Purchase price: $99.126
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Teva Pharmaceutical Finance Netherlands III B.V.
Date of Purchase: 7/18/2016
Amount of Purchase: $269,554.50
Purchase price: $99.835
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Teva Pharmaceutical Finance Netherlands III B.V.
Date of Purchase: 7/18/2016
Amount of Purchase: $653,919.25
Purchase price: $99.835
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Teva Pharmaceutical Finance Netherlands III B.V.
Date of Purchase: 7/18/2016
Amount of Purchase: $403,647.30
Purchase price: $99.666
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Teva Pharmaceutical Finance Netherlands III B.V.
Date of Purchase: 7/18/2016
Amount of Purchase: $264,114.90
Purchase price: $99.666
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Teva Pharmaceutical Finance Netherlands III B.V..
Date of Purchase: 7/18/2016
Amount of Purchase: $249,335.00
Purchase price: $99.734
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Teva Pharmaceutical Finance Netherlands III B.V.
Date of Purchase: 7/18/2016
Amount of Purchase: $228,084.10
Purchase price: $99.167
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Goldman Sachs Group, Inc.
Date of Purchase: 7/20/2016
Amount of Purchase: $225,000.00
Purchase price: $100.00
Purchased from: Goldman, Sachs & Co.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Barclays PLC
Date of Purchase: 8/3/2016
Amount of Purchase: $1,980,000.00
Purchase price: $100.00
Purchased from: Barclays Capital Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The TJX Companies, Inc.
Date of Purchase: 9/6/2016
Amount of Purchase: $992,540.00
Purchase price: $99.254
Purchased from: Deutsche Bank Securities Inc.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Valero Energy Corporation
Date of Purchase: 9/7/2016
Amount of Purchase: $876,964.00
Purchase price: $99.655
Purchased from: Citigroup Global Markets Inc
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Novelis Corporation
Date of Purchase: 9/7/2016
Amount of Purchase: $197,000.00
Purchase price: $100.00
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Activision Blizzard, Inc.
Date of Purchase: 9/14/2016
Amount of Purchase: $219,150.80
Purchase price: $99.614
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Activision Blizzard, Inc.
Date of Purchase: 9/14/2016
Amount of Purchase: $348,649.00
Purchase price: $99.614
Purchased from: Merrill Lynch, Pierce, Fenner & Smith Incorporated Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Goldman Sachs Group, Inc.
Date of Purchase: 9/22/2016
Amount of Purchase: $1,500,000.00
Purchase price: $100.00
Purchased from: Goldman, Sachs & Co.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: CSX Corporation
Date of Purchase: 10/13/2016
Amount of Purchase: $646,301.50
Purchase price: $99.431
Purchased from: Citigroup Global Markets Inc
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: CSX Corporation
Date of Purchase: 10/13/2016
Amount of Purchase: $593,518.45
Purchase price: $99.751
Purchased from: Citigroup Global Markets Inc
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: JPMorgan Chase & Co.
Date of Purchase: 10/17/2016
Amount of Purchase: $1,000,000.00
Purchase price: $100.00
Purchased from: J.P. Morgan Securities LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: The Goldman Sachs Group, Inc.
Date of Purchase: 10/25/2016
Amount of Purchase: $1,500,000.00
Purchase price: $100.00
Purchased from: Goldman, Sachs & Co.
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: United Rentals (North America), Inc.
Date of Purchase: 10/24/2016
Amount of Purchase: $73,000.00
Purchase price: $100.00
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: CF Industries, Inc.
Date of Purchase: 11/10/2016
Amount of Purchase: $403,406.12
Purchase price: $99.853
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: CF Industries, Inc.
Date of Purchase: 11/10/2016
Amount of Purchase: $320,019.70
Purchase price: $99.385
Purchased from: Morgan Stanley & Co. LLC
Affiliated Underwriter: PNC Capital Markets LLC

Fund: JNL/BlackRock Global Long Short Credit Fund
Security: Gulfport Energy Corporation
Date of Purchase: 12/15/2016
Amount of Purchase: $54,000.00
Purchase price: $100.00
Purchased from: Credit Suisse Securities (USA) LLC
Affiliated Underwriter: PNC Capital Markets LLC

For all transactions listed, the determination described in paragraph
(b)(10)(iii) of Rule 10f-3 was made based on the following information: the securities to be purchased were part of an issue registered under the Securities Act of 1933 that is being offered to the public, eligible municipal securities, securities sold in an eligible foreign offering, or securities sold in an eligible Rule 144A offering; the securities were purchased prior to the end of the first day on which any sales are made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), and if the securities were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated; if the securities purchased were part of an issue registered under the Securities Act of 1933 that was offered to the public or was purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities was in continuous operation for not less than three years, including the operations of any predecessors; the securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities; the commission, spread or profit received by the principal underwriters was reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time; and the amount of securities of any class of such issue to be purchased by the investment company, or by two or more investment companies having the same investment adviser, did not exceed: if purchased in an offering other than an eligible Rule 144A offering, 25 percent of the principal amount of the offering of such class, or if purchased in an eligible Rule 144A offering, 25 percent of the total of: the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus the principal amount of the offering of such class in any concurrent public offering.